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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-109062, 333-54310, 333-64806 and 333-74114) and
Form S-8 (Nos. 333-10355, 333-17077, 333-17079, 333-17083, 333-60477, 333-66177,
333-74103, 333-60758 and 333-85713) of Quest Diagnostics Incorporated of our report dated January 23, 2004, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




/s/ PricewaterhouseCoopers LLP
---------------------------------
PricewaterhouseCoopers LLP
Stamford, Connecticut
February 26, 2004